Exhibit 1.1
Elster Group SE
Registered Ordinary Shares in the form of American Depositary Shares
(each representing one fourth of an Ordinary Share, nominal value €1.00 per Ordinary Share)
EQUITY UNDERWRITING AGREEMENT
[•], 2011
Deutsche Bank Securities Inc.
Goldman Sachs International
J.P. Morgan Securities LLC
As Representatives of the
      Several Underwriters
c/o Deutsche Bank Securities Inc.
60 Wall Street, 4th Floor
New York, New York 10005
Ladies and Gentlemen:
     Rembrandt Holdings S.A. (the “Selling Shareholder”) proposes to sell to the several underwriters (the “Underwriters”) named in Schedule I hereto for whom you are acting as representatives (the “Representatives”) an aggregate number of [•] ordinary shares of the common stock, nominal value €1.00 per ordinary share (the “Ordinary Shares”), of Elster Group SE, a European public limited liability company (Societas Europaea, or SE) (the “Company”), registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Essen, Federal Republic of Germany, under number HRB 22030, such aggregate number of Ordinary Shares to be sold by the Selling Shareholder is referred to herein as the “Firm Sale Shares”. The respective amounts of the Firm Sale Shares to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto. The Firm Sale Shares have been or will be deposited by the Selling Shareholder with Deutsche Bank Aktiengesellschaft, Frankfurt Branch, as custodian (the “Custodian”), and will be delivered in the form of American Depositary Shares (the “Firm ADSs”) by the Custodian to Deutsche Bank Trust Company Americas, as depositary (the “Depositary”). The Firm Sale Shares and the Firm ADSs are hereinafter collectively referred to as the “Firm Securities.” The Selling Shareholder also proposes to sell at the Underwriters’ option an aggregate number of up to [•] additional shares of the Company’s Ordinary Shares (the “Option Shares”) as set forth below. To the extent that Option Shares are sold to the several Underwriters pursuant to such option, such Option Shares have been or will be deposited by the Selling Shareholder with the Custodian and will be delivered in the form of ADSs (the “Option ADSs”) by the Custodian to the Depositary. The Option Shares and the Option ADSs are hereinafter collectively referred to as the “Option Securities.” The Firm ADSs and the Option ADSs are hereinafter collectively referred to as the “ADSs.” The Firm Securities and the Option Securities (to the extent that the aforementioned option is exercised) are hereinafter collectively referred to as the “Offered Securities.”

     As the Representatives, you have advised the Company and the Selling Shareholder (a) that you are authorized to enter into this agreement (the “Agreement”) on behalf of the several Underwriters, and (b) that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm Sale Shares set forth opposite their respective names in Schedule I, plus their pro rata portion of the Option Shares if you elect to exercise the over-allotment option in whole or in part for the accounts of the several Underwriters.
     In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:
1.	Representations and Warranties of the Company and the Selling Shareholder.
          (a) The Company represents and warrants to each of the Underwriters as follows:
          (i) A registration statement on Form F-1 (File No. 333-172977) with respect to the Offered Securities has been prepared, and the Prospectus (as defined below) and any amendments or supplements thereto will be prepared, by the Company in conformity in all material respects with the requirements of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder and has been filed with the Commission. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting in all material respects the requirements of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you. Such registration statement, together with any registration statement filed by the Company pursuant to Rule 462(b) under the Act, is herein referred to as the “Registration Statement,” which shall be deemed to include all information omitted therefrom in reliance upon Rules 430A, 430B or 430C under the Act and contained in the Prospectus referred to below, has become effective under the Act and no post-effective amendment to the Registration Statement has been filed, or is proposed to be filed, as of the date of this Agreement. “Prospectus” means the form of prospectus first filed with the Commission pursuant to and within the time limits described in Rule 424(b) under the Act. Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a “Preliminary Prospectus.”
          (ii) As of the date of the public filing of the Registration Statement, as of the Effective Date (as defined below), as of the Applicable Time (as defined below), as of the Closing Date (as defined below) and as of the Option Closing Date (as defined below), as the case may be, neither (i) the General Use Free Writing Prospectus(es) (as defined below), the Statutory Prospectus (as defined below) and the pricing information included in the Issuer Free Writing Prospectus (as defined below) attached to Schedule II hereto, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading provided, however, that (a) in the case of each Preliminary Prospectus, it shall be understood that each such Preliminary Prospectus does not include pricing terms, which will be included on Schedule II hereto, and (b) the Company makes no representations or warranties as to information contained in or omitted from the General Disclosure Package or any Issuer Free Writing Prospectus (as defined below), in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 14 herein. As used in this subsection and elsewhere in this Agreement:
     “Applicable Time” means 7:00 p.m. (New York time) on the date of this Agreement or such other time as agreed to by the Company and the Representatives.
     “Effective Date” with respect to the Registration Statement means the date of the Effective Time thereof.
     “Effective Time” with respect to the Registration Statement means the date and time of which such Registration Statement was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c).
     “Statutory Prospectus” as of any time means the Preliminary Prospectus relating to the Offered Securities that is included in the Registration Statement immediately prior to that time.
     “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Act, relating to the Offered Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Act.
     “General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule III to this Agreement.
     “Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.
          (iii) (a) A registration statement on Form F-6 (No. 333-169573) in respect of the ADSs has been filed with the Commission and such registration statement has become effective pursuant to the Rules and Regulations (such registration statement, including all exhibits thereto, at the time it became effective, being hereinafter referred to as the “ADS Registration Statement”), (b) no stop order suspending the effectiveness of the ADS Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission, (c) the ADS Registration Statement complies and, as amended or supplemented, will comply in all material respects with the Act and the applicable Rules and Regulations, and (d) the ADS Registration Statement, when it became effective, did not contain and, on each Closing Date (as defined below) and as amended or supplemented, will not contain, any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.
          (iv) The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the Offered Securities, and no proceeding for that purpose or pursuant to Section 8A of the Act has been instituted or, to the Company’s knowledge, threatened by the Commission.
          (v) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered Securities or until any earlier date that the Company notified or notifies to the Representatives as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus. If following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted with or would conflict with the information then contained in the Registration Statement or as a result of which such Issuer Free Writing Prospectus, if republished immediately following such event or development, would include an untrue statement of a material fact or omitted or would omit to state a material fact material in order to make the statements therein, in the light of the circumstances under which they were made, not misleading: (i) the Company has promptly notified and will promptly notify each of the Representatives; and (ii) the Company has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.
          (vi) The Company has been duly organized under the laws of the Grand Duchy of Luxembourg, has upon the transfer of its registered office from the Grand Duchy of Luxembourg to the Federal Republic of Germany ceased to be organized under the laws of the Grand Duchy of Luxembourg, and is validly existing as a European public limited liability company (Societas Europaea, or SE) under the laws of the Federal Republic of Germany, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus. Each of the Company’s “Significant Subsidiaries” (as defined in Rule 1.02 of Regulation S-X) (collectively, the “Subsidiaries”) has been duly organized and is validly existing as a corporation in good standing (where applicable) under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus. The Company and each of the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business or the ownership or leasing of property requires such qualification, except to the extent such failure to be qualified would not either (i) have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries, taken as a whole, or (ii) prevent the consummation of the transactions contemplated hereby (the occurrence of any such effect or any such prevention described in the foregoing clauses (i) and (ii) being referred to as a “Material Adverse Effect”).
          (vii) The outstanding Ordinary Shares of the Company, including all shares to be sold by the Selling Shareholder, have been duly authorized and validly issued and are fully paid and non-assessable. Neither the filing of the Registration Statement nor the offering or sale of the Offered Securities as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any Offered Securities.
          (viii) The outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, are owned by the Company or another Subsidiary free and clear of all liens, encumbrances and equities and claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.
          (ix) The information set forth under the caption “Capitalization” and, as far as the redemption of 88,361,315 of the B PECs on November 14, 2006 is concerned, under “Our History and Recent Corporate Transactions—Transactions Relating to Our Share Capital—Capital Measures in Connection with the Acquisition of Our Group” in the Registration Statement and the Prospectus (and any similar section or information contained in the General Disclosure Package) is true and correct. All of the Offered

Securities conform to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus. The authorized capital (genehmigtes Kapital) conforms as to legal matters in all material respects to the description thereof contained in the Registration Statement and the Prospectus (and any similar section or information contained in the General Disclosure Package).
          (x) The information set forth under the caption “Description of the American Depositary Shares,” insofar as they purport to constitute a summary of the ADSs, and under “Taxation,” insofar as they purport to describe the legal matters and documents referred to therein are fair summaries of such legal matters and documents.
          (xi) There are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the General Disclosure Package and the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.
          (xii) The Company has not, directly or indirectly, distributed and will not distribute any offering materials in connection with the offering and sale of the Offered Securities other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Act and consistent with Section 5(a)(ii) below. The Company will file with the Commission all Issuer Free Writing Prospectuses in the time required under Rule 433(d) under the Act. The Company has satisfied or will satisfy the conditions in Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show.
          (xiii) (a) At the time of filing the Registration Statement; and (b) as of the date hereof (with such date being used as the determination date for purposes of this clause (b)), the Company was not and is not an “ineligible issuer” (as defined in Rule 405 under the Act, without taking into account any determination by the Commission pursuant to Rule 405 under the Act that it is not necessary that the Company be considered an ineligible issuer), including, without limitation, for purposes of Rules 164 and 433 under the Act with respect to the offering of the Offered Securities as contemplated by the Registration Statement.
          (xiv) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the Registration Statement (collectively, “registration rights”).
          (xv) The consolidated financial statements of the Company and the Subsidiaries, together with related notes as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, present fairly the financial position and the results of operations and cash flows of the Company and the consolidated Subsidiaries, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with generally accepted principles of accounting (“GAAP”), consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary and selected consolidated financial and statistical data included in the Registration Statement, the General Disclosure Package and the Prospectus presents fairly the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company. All disclosures contained in the Registration Statement, the General Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the Rules and Regulations) comply with Regulation G of the Exchange Act and

Item 10 of Regulation S-K under the Act, to the extent applicable. The Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46), not disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.
          (xvi) KPMG AG Wirtschaftsprüfungsgesellschaft, who have certified certain of the financial statements filed with the Commission as part of the Registration Statement, the General Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Company and the Subsidiaries within the meaning of the Act and the applicable Rules and Regulations and the Public Company Accounting Oversight Board (United States) (the “PCAOB”).
          (xvii) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company is neither aware of, nor has publicly disclosed or reported to its audit committee or board of directors, and within 135 days following the date of this Agreement, it does not reasonably expect to publicly disclose or report to its audit committee or board of directors, (a) significant deficiency, material weakness in its internal control over financial reporting (except, in the case of a significant deficiency, any that has been remediated prior to the date hereof), (b) change in internal control over financial reporting or (c) fraud involving management or other employees who have a significant role in internal control (each, an “Internal Control Event”), any violation of, or failure to comply with, the Securities Laws (as defined below), in each case, of the Company or any of the Subsidiaries. “Securities Laws” means, collectively, the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission and the New York Stock Exchange thereunder (the “Sarbanes-Oxley Act”), the Act, the Exchange Act, the Rules and Regulations, the auditing principles, rules, standards and practices applicable to auditors of “issuers” (as defined in the Sarbanes-Oxley Act) promulgated or approved by the PCAOB (the “PCAOB Rules”), and the rules of the New York Stock Exchange (the “Exchange Rules”).
          (xviii) The Company has taken all necessary actions to ensure that it is in compliance with all provisions of the Sarbanes-Oxley Act that are in effect and with which the Company is required to comply and is actively taking steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act not currently in effect or which will become applicable to the Company.
          (xix) There is no action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries, or to which any of the properties of the Company or any of the Subsidiaries is subject, before any court or administrative agency or otherwise, or any contractual dispute or product warranty claim ongoing or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, which if determined or otherwise resolved adversely to the Company or any of the Subsidiaries would have a Material Adverse Effect, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus.
          (xx) The Company and the Subsidiaries have good and marketable title to all of the properties and assets, which are material to the business of the Company or the respective Subsidiary, reflected in the consolidated financial statements hereinabove described or described in the Registration Statement, the General Disclosure Package and the Prospectus, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except for those reflected in such financial statements or described in the Registration Statement, the General Disclosure Package and the Prospectus or which do not materially affect the value or use of such property or asset. The Company and the Subsidiaries occupy their leased properties under valid and binding leases, except as would not be material or would not materially interfere with the use made of such property, in each case except as described in the Registration Statement, the General Disclosure Package and the Prospectus.
          (xxi) The Company and the Subsidiaries have filed all tax returns that have been required to be filed or have requested extensions thereof (except in any case where the failure so to file would not have a Material Adverse Effect) through the date as of which this representation is made; and, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, have paid all taxes indicated by such returns and all assessments, fines or penalties received by them or any of them to the extent that such taxes, assessments, fines or penalties have become due, except for any such taxes, assessments, fines or penalties currently being contested in good faith or which would not, individually or in the aggregate, have a Material Adverse Effect. All material tax liabilities (including any liabilities currently being contested in good faith) have been adequately provided for in the financial statements of the Company, and the Company does not know of any actual or proposed additional material tax assessments.
          (xxii) Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented, there has not been any change that would have a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries, taken as a whole, and there has not been any material transaction entered into by the Company or the Subsidiaries, other than transactions in the ordinary course of business and changes and transactions described in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented. The Company has not purchased any of its outstanding capital stock, nor declared or paid any dividend other than ordinary and customary dividends, and there has not been any material changes in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, other than transactions described in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented. The Company and its subsidiaries have no material contingent liabilities which are not disclosed in the Company’s financial statements which are included in the Registration Statement, the General Disclosure Package and the Prospectus.
          (xxiii) Neither the Company nor any of the Subsidiaries is or with the giving of notice or lapse of time or both, will be, (a) in violation of its certificate or articles of incorporation, by-laws or other organizational documents or (b) in violation of or in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party, by which it, or any of its properties, is bound, or to which any of its properties is subject, and, solely with respect to this clause (b), which violation or default would have a Material Adverse Effect. The execution and delivery of this Agreement by the Company and the performance of its obligations hereunder will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, (a) any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties is bound, (b) of the articles of incorporation or by-laws of the Company or (c) otherwise contravene any law, order, rule or regulation judgment, order, writ or decree applicable to the Company or any Subsidiary of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction, except in the case of (a) and (c) as would not have a Material Adverse Effect.
          (xxiv) This Agreement has been duly authorized, executed and delivered by the Company.

          (xxv) The deposit agreement (the “Deposit Agreement”) has been duly authorized, executed and delivered by the Company, and, assuming the Depositary has satisfied all legal requirements that are applicable to it to the extent necessary to make the Deposit Agreement enforceable against it, under applicable U.S. law and German law constitutes a valid, binding and enforceable agreement of the Company, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium and other similar laws affecting the rights of creditors generally and the application of general equitable principles, and, assuming the accuracy and compliance with the representations, warranties and covenants made by the Company and the Selling Shareholder herein, upon issuance by the Depositary of American Depositary Receipts (the “ADRs”) evidencing ADSs against the deposit of the Firm Sale Shares and the Option Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement free and clear of all liens, encumbrances or claims; and the Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in the Registration Statement, General Disclosure Package and the Prospectus.
          (xxvi) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated has been obtained or made and is in full force and effect (except for such additional steps as may be required by the Commission or the Financial Industry Regulatory Authority (“FINRA”), such additional steps as may be necessary to qualify the Offered Securities for public offering by the Underwriters under state securities or Blue Sky laws or such approvals, consents, orders, authorizations, designations, declarations or filings the absence of which would not, individually or in the aggregate, have a Material Adverse Effect).
          (xxvii) The Company and each of the Subsidiaries hold all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of their businesses, and neither the Company nor any of the Subsidiaries has received any notice of proceedings related to the revocation or modification of any such license, certificate or permit, which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding would have a Material Adverse Effect.
          (xxviii) Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and the Subsidiaries each own or possess the right to use or acquire all material patents, licenses, copyrights, trademarks, service marks and trade names (collectively, “Intellectual Property”) currently employed by them in connection with their business; neither the Company nor any of the Subsidiaries have received any notice of infringement of asserted rights of others with respect to any Intellectual Property which, singly or in the aggregate, if subject to an unfavorable decision, would have a Material Adverse Effect.
          (xxix) Neither the Company, nor to the Company’s knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the ADSs to facilitate the sale or resale of the ADSs.
          (xxx) Neither the Company nor any Subsidiary is or, after giving effect to the offering as described in the Registration Statement, the General Disclosure Package and the Prospectus, will be required to register as an “investment company” within the meaning of such term under the Investment

Company Act of 1940 as amended (the “1940 Act”), and the rules and regulations of the Commission thereunder.
          (xxxi) Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and each of the Subsidiaries maintains a system of internal accounting controls (as defined in the Commission’s regulations) sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
          (xxxii) The Company has established and maintains “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act); the Company’s “disclosure controls and procedures” are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and regulations of the Exchange Act, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.
          (xxxiii) The statistical, industry-related and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived. The report prepared by L.E.K. Consulting GmbH (“L.E.K.”) was prepared at the Company’s request based on a contractual arrangement which the Company negotiated with L.E.K. on an arms length basis and which the Company has a reasonable basis to believe that the report prepared by L.E.K. presented the market in a manner similar to the way a report might have been prepared by an organization knowledgeable in the industry, but not retained by a market participant.
          (xxxiv) Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and each of the Subsidiaries carry, or are covered by, insurance by insurers of recognized financial responsibility in such amounts as is prudent and customary for companies engaged in similar businesses.
          (xxxv) Except as described in the Registration Statement, General Disclosure Package and the Prospectus under, neither the Company nor any of the Subsidiaries is (a) in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or (b) subject to any claims associated with any environmental laws, which violation, contamination, liability, cost or claim would, individually or in the aggregate, have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.
          (xxxvi) The ADSs have been approved for listing on the New York Stock Exchange.
          (xxxvii) Neither the Company nor any of its subsidiaries, nor any director or officer of the Company or any of its subsidiaries, nor, to the knowledge of the Company, any agent, employee or affiliate of it or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in (i) a material violation by such persons of the FCPA or any law, rule or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, or any other law, rule or regulation of similar purpose and scope, including, without limitation, making use of the mails or any means or instrumentality of U.S. interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official,” as that term is defined in the FCPA, or any non-U.S. political party or official thereof or any candidate for non-U.S. political office, in contravention of the FCPA and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith, and (ii) a violation by such persons of laws and regulations imposing U.S. economic sanctions measures. “FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.
          (xxxviii) The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency and any Executive order, directive, or regulation pursuant to the authority thereof, or any orders or licenses issued thereunder (collectively, “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened, other than any non-compliance or action, suit or proceeding which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
          (xxxix) Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries, nor any director or officer of the Company or any of its subsidiaries, nor to the Company’s knowledge, any agent, employee or affiliate of the Company or any of its subsidiaries, has taken any action that would result in a violation by such persons of laws and regulations administered by the U.S. Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) and the Office of Export Enforcement of the U.S. Department of Commerce (“OEE”); and the Company will not use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, in any manner that will result in or cause a violation of U.S. sanctions administered by OFAC by any person participating in the proposed offering of the Offered Securities, whether as an underwriter, advisor, investor or otherwise. The information set forth under the caption “Risk Factors—Risks Related to Our Operations—We have undertaken, and may continue to undertake, business in countries subject to EU or U.S. sanctions and embargoes, and we may be unable to prevent possible sales or transfers of our products to countries, governments, entities or persons targeted by EU or U.S. sanctions” and “Our Company—Sales in Sanctioned Countries” in the Registration Statement and the Prospectus (and any similar section or information contained in the General Disclosure Package) is true and correct and accurately summarizes the voluntary disclosure made by the Company on March 4, 2010 to OFAC and the OEE.
          (xl) Except as described in the Registration Statement, General Disclosure Package and the Prospectus, no labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent, that could reasonably be expected to have a Material Adverse Effect. The Company is not aware of any existing or threatened labor disturbance by the employees of any of its principal suppliers, manufactures of contractors that could reasonably be expected to have a Material Adverse Effect.
          (xli) Except as described in the Registration Statement, General Disclosure Package and the Prospectus, the Company has not sold, issued or distributed any Ordinary Shares during the six-month period preceding the date hereof, including any sale pursuant to Rule 144A, Regulation D or Regulation S under the Securities Act, other than shares issued pursuant to employee compensation plans or pursuant to outstanding options, rights or warrants.
          (b) The Selling Shareholder represents and warrants as follows:
          (i) The Selling Shareholder now has and at the Closing Date and the Option Closing Date, as the case may be (as such dates are hereinafter defined) will have good and marketable title to the Firm Sale Shares and the Option Shares to be sold by the Selling Shareholder, free and clear of any liens, encumbrances, equities and claims, and full right, power and authority to effect the sale and delivery of such Firm Sale Shares and Option Shares; and upon the delivery of and payment for the Offered Securities on the Closing Date and the Option Closing Date, as the case may be (as such dates are hereinafter defined) hereunder the Depositary will, subject to the Deposit Agreement, acquire valid and unencumbered title to the Offered Securities to be delivered by the Selling Shareholder on such Closing Date and Option Closing Date, as the case may be. Upon the deposit of the Firm Sale Shares and the Option Shares with the Depositary or the Custodian pursuant to the Deposit Agreement in accordance with the terms thereof against issuance of ADRs representing the ADSs, all rights, title and interest in such Firm Sale Shares and Option Shares, subject to the Deposit Agreement, will be transferred to the Depositary free and clear of all liens, encumbrances or claims, subject to the Deposit Agreement; and upon delivery of the ADRs and payment therefor pursuant hereto, good and valid title to such ADRs, free and clear of all liens, encumbrances, equities or adverse claims, will pass to the several Underwriters.
          (ii) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder. The execution and delivery of this Agreement and the consummation by the Selling Shareholder of the transactions herein contemplated and the fulfillment by the Selling Shareholder of the terms hereof will not require any consent, approval, authorization, or other order of, or qualification with, any court, regulatory body, administrative agency or other governmental body for the performance by the Selling Shareholder of its obligations under such Agreement (except as may be required under the Act by the Commission, by FINRA and as may be required under the securities laws of various U.S. States (or Blue Sky laws) or foreign jurisdictions, such consents that have already been obtained or such consents the absence of which would not, individually or in the aggregate, impair in any material respect the consummation of the Selling Shareholder’s obligations under this Agreement).
          (iii) The execution and delivery of this Agreement by the Selling Shareholder and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, (a) the certificate or articles of incorporation or by-laws of the Selling Shareholder, (b) any other agreement or instrument binding upon the Selling Shareholder or any judgment, order, writ or decree applicable to the Selling Shareholder of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Selling Shareholder, or (c) otherwise contravene any provision of applicable law, except in the case of (b) and (c) as would not prevent the consummation of the transactions contemplated hereby.
          (iv) The Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Offered Securities of the Company and, other than as permitted by the Act, the Selling Shareholder will not distribute any prospectus or other offering material in connection with the offering of the Offered Securities.
          (v) The sale of the Firm Sale Shares and the Option Shares by the Selling Shareholder pursuant hereto is not prompted by any information concerning the Company or any of the Subsidiaries which is not set forth in the Registration Statement, the General Disclosure Package and the Prospectus.
          (vi) The Selling Shareholder has reviewed the Registration Statement and the General Disclosure Package, and the Registration Statement, when it became effective, and the General Disclosure Package, at the time of pricing, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that, in each case, the representations and warranties in this subsection (vi) apply only to statements or omissions in the Registration Statement and the General Disclosure Package that relate to the Selling Shareholder and are based on information furnished to the Company in writing by the Selling Shareholder expressly for use therein. The Company, the Selling Shareholder and the Underwriters acknowledge and agree that the only information furnished or to be furnished by the Selling Shareholder to the Company for inclusion in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus consists of the information set forth relating to the Selling Shareholder and its controlling shareholders under the caption “Principal and Selling Shareholders” and the information set forth under the captions “Related Party Transaction—The Management KG and Our Management Equity Program” and “Related Party Transaction—Loan to Our Shareholder”.
          (vii) No consent, approval or waiver that has not already been obtained is required under any instrument or agreement to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or under which it is entitled to any right or benefit, in connection with the offering, sale or purchase by the Underwriters of any of the Firm Sale Shares which may be sold by the Selling Shareholder under this Agreement or the consummation by the Selling Shareholder of any of the other transactions contemplated hereby.
          (viii) The Selling Shareholder will deliver one or more global share certificates representing the Firm Sale Shares to the Custodian and transfer title with respect to the Firm Sale Shares to the Depositary on or prior to the Closing Date (as defined below), to enable delivery of the ADSs in respect thereof to Goldman Sachs International for subsequent delivery to the several other Underwriters or to investors, as the case may be, by way of book-entry against payment by the several Underwriters therefor at the Closing Date (as defined below) as provided hereunder.
2.	Purchase and Sale with respect to the Firm Sale Shares.
          (a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Selling Shareholder agrees to sell to the several Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of $[•] per ADS (the “Net Price”) multiplied by the number of ADSs representing one Ordinary Share per Ordinary Share, the number of Firm Sale Shares set forth opposite the name of each Underwriter in Schedule I hereof, subject to adjustments in accordance with Section 10 hereof.
          (b) The Selling Shareholder shall deliver one or more global share certificate(s) in the form set forth as Exhibit A representing the Firm Sale Shares to the Custodian prior to the Closing Date (as defined below), free from any claims for payment of outstanding contributions thereon and free of all third-party rights. For the avoidance of doubt, until the Closing Date (as defined below), legal title (Eigentum) to the Firm Sale Shares shall remain with the Selling Shareholder.
3.	Sale of Offered Securities to Public; Delivery and Payment.
          (a) It is understood that the several Underwriters are to make an offering of the Offered Securities in the manner contemplated in the Registration Statement as soon as the Representatives deem it advisable to do so. The Offered Securities are to be offered to the public in the United States at the public offering price per ADS of $[•] as set forth in the Prospectus (the “Offer Price”).
          (b) It is further understood that you will act as the Representatives for the several Underwriters in the offering and sale of the Offered Securities in accordance with the “Master Agreement Among Underwriters” entered into by you and the several other Underwriters.
          (c) Payment for the Firm Sale Shares to be sold by the Selling Shareholder hereunder is to be made in Federal (same day) funds by wire transfer to an account designated by the Selling Shareholder against delivery of the Firm ADSs to Goldman Sachs International for the account of the several Underwriters, by way of book-entry. Such payment and delivery are to be made through the facilities of The Depository Trust Company at [9:30] a.m., New York time, on the [third] business day after the date of this Agreement or at such other time and date not later than five business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the “First Closing Date.” As used herein, “business day” means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and not permitted by law or executive order to be closed. Goldman Sachs International shall cause payment at the First Closing Date to the Selling Shareholder, on behalf of the several Underwriters, in satisfaction of their obligations to purchase the Firm Sale Shares from the Selling Shareholder, of the Net Price multiplied by the number of Firm Sale Shares and the number of ADSs representing one Ordinary Share per Ordinary Share received by Goldman Sachs International from the several other Underwriters, less any fees and expenses payable by the Selling Shareholder to the several Underwriters pursuant to Section 6.
          (d) The Selling Shareholder shall deliver one or more global share certificate(s) representing the Firm Sale Shares to be sold hereunder by the Selling Shareholder to the Custodian and transfer title with respect to such Firm Sale Shares to the Depositary on or prior to the First Closing Date, to enable delivery by the Depositary of the ADSs in respect thereof to Goldman Sachs International for the account of the several Underwriters, for subsequent delivery to the several Underwriters or to investors, as the case may be, by way of book-entry against the payment to the Selling Shareholder for the respective Firm Sale Shares as set forth hereunder under Section 3(c).
4.	Over-Allotment and Greenshoe Option.
          (a) Upon written notice from the Representatives given to the Selling Shareholder on one occasion not more than 30 days subsequent to the date of the final prospectus relating to the public offering, the several Underwriters may purchase all or less than all of the Option Securities at the Net Price multiplied by the number of ADSs representing one Ordinary Share per Ordinary Share. The Selling Shareholder agrees to sell to the several Underwriters the number of Option Shares specified in such notice and the several Underwriters agree, severally and not jointly, to purchase such Option Shares. Such Option Shares shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm Sale Shares set forth opposite such Underwriter’s name bears to the total number of Firm

Sale Shares (subject to adjustment by the Representatives to eliminate fractions) and may be purchased by the several Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Option Shares shall be sold or delivered unless the Firm Sale Shares previously have been, or simultaneously are, sold and delivered. The right to purchase the Option Shares or any portion thereof may be exercised once only and if not previously exercised may be surrendered and terminated at any time upon notice by the Representatives to the Selling Shareholder.
          (b) The time for the delivery of and payment for the Option Shares, being herein referred to as an “Option Closing Date,” which may be the First Closing Date (the First Closing Date and each Option Closing Date, if any, being sometimes referred to as a “Closing Date”), shall be determined by the Representatives but shall be not later than five full business days after written notice of election to purchase Option Shares is given. The Selling Shareholder will deliver one or more global share certificate(s) representing the Option Shares being purchased on each Option Closing Date to the Custodian and transfer title with respect to these Option Shares to the Depositary on or prior to the Option Closing Date, to enable delivery by the Depositary of the ADSs in respect thereof to Goldman Sachs International for the account of the several Underwriters, for subsequent delivery to the several Underwriters or to investors, as the case may be, by way of book-entry against payment of the purchase price, which will be at the Net Price multiplied by the number of ADSs representing one Ordinary Share per Ordinary Share, in Federal (same day) funds by wire transfer to an account designated by the Selling Shareholder for the Option Shares at the Option Closing Date.
5.	Covenants of the Company and the Selling Shareholder.
          (a) The Company covenants and agrees with the several Underwriters that:
          (i) The Company will (a) prepare and timely file with the Commission under Rule 424(b) under the Act a Prospectus in a form approved by the Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430A, 430B or 430C under the Act, and (b) not file any amendment to the Registration Statement or distribute an amendment or supplement to the General Disclosure Package or the Prospectus of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations.
          (ii) The Company will (a) not make any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Act) required to be filed by the Company with the Commission under Rule 433 under the Act without the consent of the Representatives, which will not be unreasonably withheld or delayed (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Representatives hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus(es) included in Schedule III hereto, (b) treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, (c) comply with the requirements of Rules 164 and 433 under the Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and (d) not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder. The Company will satisfy the conditions in Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show.

          (iii) The Company will advise the Representatives promptly (a) when the Registration Statement or any post-effective amendment thereto shall have become effective, (b) of receipt of any comments from the Commission, (c) of any request of the Commission for amendment of the Registration Statement or for supplement to the General Disclosure Package or the Prospectus or for any additional information, and (d) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or of the institution of any proceedings for that purpose or pursuant to Section 8A of the Act upon becoming aware of such order. The Company will use reasonable efforts to prevent the issuance of any such order and to obtain as soon as possible the lifting thereof, if issued.
          (iv) The Company will cooperate with the Representatives in endeavoring to qualify the Offered Securities for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Offered Securities.
          (v) The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Preliminary Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Issuer Free Writing Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives during the period when delivery of a Prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) (the “Prospectus Delivery Period”) is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request. The Company will deliver to the Representatives at or before the Closing Date, three signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representatives such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested) and of all amendments thereto, as the Representatives may reasonably request.
          (vi) The Company will comply with the Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Offered Securities as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

          (vii) If the General Disclosure Package is being used to solicit offers to buy the Offered Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances, under which they were made, not misleading, or to make the statements therein not conflict with the information contained in the Registration Statement then on file, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will prepare, file with the Commission (if required) and furnish to the Underwriters and any dealers an appropriate amendment or supplement to the General Disclosure Package so that the General Disclosure Package as so amended or supplemented will not, in the light of the circumstances, be misleading or conflict with the Registration Statement then on file, or so that the General Disclosure Package will comply with the law.
          (viii) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than fifteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earning statement (which need not be audited) in reasonable detail, complying with the requirements of Section 11(a) of the Act and Rule 158 under the Act.
          (ix) Prior to the Closing Date, the Company will furnish to the Underwriters, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim consolidated financial statements of the Company that become available for any quarterly period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement and the Prospectus.
          (x) No offering, sale, short sale or other disposition of any Ordinary Shares of the Company or other securities convertible into or exchangeable or exercisable for Ordinary Shares or derivative of Ordinary Shares (or agreement for such) will be made for a period of 90 days after the date of the Prospectus, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of each of the Representatives. Notwithstanding the foregoing, if (a) during the last seventeen days of the 90-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the sixteen-day period following the last day of the 90-day restricted period, then in each case the restrictions imposed by this Agreement shall continue to apply until the expiration of the eighteen-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be, unless each of the Representatives waives, in writing, such extension. The restrictions under this section 5(a)(x) shall not apply to (i) issuances of employee stock options or restricted securities in a manner substantially consistent with the terms of any incentive plan described in the Registration Statement, (ii) issuances of Ordinary Shares, or securities convertible into Ordinary Shares, in connection with acquisitions of other entities or assets, or (iii) any Ordinary Shares, or securities convertible into Ordinary Shares, issued against contributions of assets, as long as the aggregate amount of securities issued pursuant to (ii) and (iii) do not exceed 10% of the Ordinary Shares outstanding as of the Closing Date and the recipients of those Ordinary Shares or securities convertible into Ordinary Shares in (ii) and (iii) hereto agree to be bound by the restrictions on transfer in respect of those Ordinary Shares or securities convertible into Ordinary Shares equivalent to those set forth in section 5(b)(i).

          (xi) The Company has caused Nachtwache Metering Management Vermögensverwaltung GmbH & Co. KG and certain officers and directors of the Company to furnish to you, on or prior to the date of this agreement, a letter or letters, substantially in the forms attached hereto as Exhibit C and Exhibit D, respectively (the “Lock-up Agreements”).
          (xii) the Company will provide the Depositary with all the necessary authorizations, information and instructions to enable the Depositary to perform its duties in accordance with and as contemplated by the terms of this Agreement, the Deposit Agreement, the Registration Statement, General Disclosure Package and the Prospectus.
          (xiii) The Company will indemnify and hold harmless the Underwriters against any documentary, stamp or similar issue tax, including any interest and penalties, on the creation, issue and sale of the Offered Securities and on the execution and delivery of this Agreement. All payments to be made by the Company hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made. To the extent they are legally entitled to do so, the Underwriters will use commercially reasonable efforts to file claims for rebates of New York stock transfer tax, if any, paid or indemnified by the Company with respect to the Offered Securities, and will pay to the Company any such rebate of New York stock transfer tax actually obtained, net of costs, fees and reasonable expenses.
          (xiv) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.
          (b) The Selling Shareholder covenants and agrees with the several Underwriters that:
          (i) No offering, sale, short sale or other disposition of any Ordinary Shares of the Company or other capital stock of the Company or other securities convertible, exchangeable or exercisable for Ordinary Shares or derivative of Ordinary Shares owned by the Selling Shareholder or request the registration for the offer or sale of any of the foregoing (or as to which the Selling Shareholder has the right to direct the disposition of) will be made for a period of 90 days after the date of this Agreement, directly or indirectly, by the Selling Shareholder otherwise than hereunder or with the prior written consent of each of the Representatives. Notwithstanding the foregoing, if (a) during the last seventeen days of the 90-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the sixteen-day period following the last day of the 90-day restricted period, then in each case the restrictions imposed by this Agreement shall continue to apply until the expiration of the eighteen-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be, unless each of the Representatives waives, in writing, such extension.
          (ii) In order to document the Underwriters’ compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 and the Interest and Dividend Tax Compliance Act of 1983 with respect to the transactions herein contemplated, the Selling Shareholder agrees to deliver to you prior to or at the Closing Date a properly completed and executed United States

Treasury Department Form W-8 or W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).
          (iii) The Selling Shareholder will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.
          (iv) The Selling Shareholder agrees that it will not prepare or have prepared on its behalf or use or refer to, any “free writing prospectus” (as defined in Rule 405 under the Act), and, until the later of the Closing Date and the Option Closing Date, agrees that it will not distribute any written materials in connection with the offer or sale of the Offered Securities without the consent of the Representatives, which will not be unreasonably withheld or delayed.
          (v) During the Prospectus Delivery Period, the Selling Shareholder will advise the Representatives promptly, and will confirm such advice in writing to the Representatives, of any change in the information relating to the Selling Shareholder in the Registration Statement, the Prospectus or any document comprising the General Disclosure Package.
          (vi) The Selling Shareholder will pay any documentary, stamp or similar issue tax, including any interest and penalties, on the sale of the Firm Sale Shares and the Option Shares and arising as a result of its execution and delivery of this Agreement. All payments to be made by the Selling Shareholder hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Selling Shareholder is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Selling Shareholder shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made. To the extent they are legally entitled to do so, the Underwriters will use commercially reasonable efforts to file claims for rebates of New York stock transfer tax, if any, paid or indemnified by the Selling Shareholder with respect to the Offered Securities, and will pay to the Selling Shareholder any such rebate of New York stock transfer tax actually obtained, net of costs, fees and reasonable expenses.
          (vii) The Selling Shareholder; (i) has furnished to you, on or prior to the date of this agreement, a letter, substantially in the form attached hereto as Exhibit B (the “Selling Shareholder Lock-up Agreement”); and (ii) by such date has caused Nachtwache Reserve GmbH to furnish to you a Lock-up Agreement substantially in the form attached hereto as Exhibit D.
     6.  Costs and Expenses.
          The Selling Shareholder will pay all costs, expenses and fees incident to the performance of the obligations of the Company under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company and the Selling Shareholder; the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, Preliminary Prospectuses, the Issuer Free Writing Prospectuses, the Prospectus, this Agreement, the listing application, the Blue Sky survey and any supplements or amendments thereto; the filing fees of the Commission; the filing fees and expenses (including reasonable legal fees and disbursements, subject to the general expenses cap set forth below) incident to securing any required review by FINRA of the terms of the sale of the Offered Securities; the expenses, including the reasonable fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Offered Securities under State securities or Blue Sky laws; and the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Offered Securities. Any transfer taxes imposed on the sale of the Offered Securities to the several Underwriters will be paid by the Selling Shareholder. In addition to the foregoing, the Selling Shareholder will reimburse the Representatives upon successful completion of the offering for reasonable expenses validly incurred in connection with their engagement up to an aggregate amount of $250,000, including fees and expenses of counsel to the Underwriters. All amounts payable hereunder in respect of fees and expenses shall be paid in U.S. dollars and free and clear of, and without any deduction or withholding for or on account of, any applicable taxes, levies, duties, charges or other deductions or withholdings levied in any jurisdiction from or through which payment is made, unless such deduction or withholding is required by applicable law, in which event the Selling Shareholder will pay additional amounts so that the persons entitled to such payments will receive the amount that such persons would otherwise have received but for such deduction or withholding.
     7. Conditions of Obligations of the Underwriters.
          (a) The several obligations of the Underwriters to purchase the Firm Sale Securities on the Closing Date and the Option Securities, if any, on the Option Closing Date are subject to the accuracy, as of the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company and the Selling Shareholder contained herein, and to the performance by the Company and the Selling Shareholder of their covenants and obligations hereunder and to the following additional conditions:
          (i) Each of the Registration Statement and the ADS Registration Statement and all post-effective amendments thereto shall have become effective and the Prospectus and each Issuer Free Writing Prospectus required shall have been filed as required by Rules 424, 430A, 430B, 430C or 433 under the Act, as applicable, within the time period prescribed by, and in compliance with, the Rules and Regulations, and any request of the Commission for additional information (to be included in the Registration Statement, the ADS Registration Statement or otherwise) shall have been disclosed to the Representatives and complied with to their reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Act shall have been taken or, to the knowledge of the Company or the Selling Shareholder, shall be contemplated or threatened by the Commission and no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Offered Securities.
          (ii) As of the Applicable Time, the Representatives shall have received copies of the resolutions of the administrative board of the Company authorizing the Company to enter into this Agreement and the resolutions of the board of the Selling Shareholder, authorizing the sale of the Offered Securities.
          (iii) Subsequent to the earlier of (A) the Applicable Time and (B) the execution and delivery of this Agreement, if and to the extent that there are any debt securities or preferred stock of or guaranteed by the Company or any of its subsidiaries that are rated by a “nationally recognized statistical rating organization,” as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, (i) no downgrading shall have occurred in the rating accorded any such debt securities or preferred stock and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any such debt securities or preferred stock (other than an announcement with positive implications of a possible upgrading).
          (iv) No event or condition of a type described in Section 1(a)(xxii) hereof shall have occurred or shall exist, which event or condition is not described in the Pricing Disclosure Package (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment any of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Offered Securities on the Closing Date or the Option Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the General Disclosure Package and the Prospectus.
          (v) On or after the date hereof there shall not have occurred any of the following: (a) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of Germany or the United States would, in your judgment, make it impracticable or inadvisable to market the Offered Securities or to enforce contracts for the sale of the Offered Securities, or (b) suspension of trading in securities generally on the New York Stock Exchange or the Nasdaq National Market or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such exchange, (c) the declaration of a banking moratorium by United States or New York State authorities, (d) the suspension of trading of the Company’s common stock by the New York Stock Exchange, the Commission, or any other governmental authority or, (e) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs, the effect of which in the judgment of a majority in interest of the Representatives makes it impractical or inadvisable to proceed with the offering, sale or delivery of the Offered Securities on the Closing Date or the Option Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the General Disclosure Package and the Prospectus.
          (vi) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinions of Cleary Gottlieb Steen & Hamilton LLP, German counsel for the Company and the Selling Shareholder, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters, in form and substance as reasonably satisfactory to the Underwriters.
          (vii) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinions and disclosure letter of Cleary Gottlieb Steen & Hamilton LLP, U.S. counsel for the Company and the Selling Shareholder, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters (it being understood that such disclosure letter shall only be delivered on the Closing Date), in each case in form and substance as reasonably satisfactory to the Underwriters.
          (viii) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, such opinion or opinions dated the Closing Date or the Option Closing Date, as the case may be, of the general counsel of the Company, in form and substance as reasonably satisfactory to the Underwriters.
          (ix) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinions of Latham & Watkins LLP, German counsel for the Underwriters, dated the Closing Date or the Option Closing Date, as the case may be, with respect to such matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.
          (x) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinions and disclosure letter of Latham & Watkins LLP, U.S. counsel for the Underwriters, dated the Closing Date or the Option Closing Date, as the case may be, with respect to such matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters (it being understood that such disclosure letter shall only be delivered on the Closing Date).
          (xi) The Representatives shall have received on the Closing Date, such opinion or opinions dated the Closing Date, of Kremer Associés & Clifford Chance, Luxembourg counsel to the Company and the Selling Shareholder, in form and substance as reasonably satisfactory to the Underwriters.
          (xii) The Representatives shall have received on the Closing Date, such opinion or opinions dated the Closing Date, of Linklaters LLP, U.S. counsel to the Depositary, in form and substance as reasonably satisfactory to the Underwriters.
          (xiii) You shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance as reasonably satisfactory to the Underwriters, of KPMG AG Wirtschaftsprüfungsgesellschaft and its affiliates confirming that they are an independent registered public accounting firm with respect to the Company and the Subsidiaries within the meaning of the Act and the applicable Rules and Regulations and the PCAOB and stating that in their opinion the financial statements and schedules examined by them and included in the Registration Statement, the General Disclosure Package and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related Rules and Regulations; and containing such other statements and information as is ordinarily included in accountants’ “comfort letters” to Underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement, the General Disclosure Package and the Prospectus.
          (xiv) The Representatives shall have received as of the Applicable Time and on the Closing Date and, if applicable, the Option Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company in form and substance as reasonably satisfactory to the Underwriters.
          (xv) The Representatives shall have received as of the Applicable Time and on the Closing Date and, if applicable, the Option Closing Date, as the case may be, a certificate of the Selling Shareholder in form and substance as reasonably satisfactory to the Underwriters.
          (xvi) The Selling Shareholder shall have transferred the Firm Sale Shares to be sold in accordance with Section 3(d) above.
          (xvii) The ADSs have been duly listed on the New York Stock Exchange.
          (xviii) The Lock-up Agreements described in Section 5(a)(xi) and Section 5(b)(vii) and the Selling Shareholder Lock-up Agreement described in Section 5(b)(vii) are in full force and effect.
          (b) The representations, warranties and undertakings of the Company and the Selling Shareholder made pursuant to this Agreement are given (i) as of the date of this Agreement and (ii) as of the First Closing Date and the Option Closing Date by reference to the facts and circumstances prevailing at such time.

          (c) If any of the conditions hereinabove provided for in this Section 7 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the several obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company and the Selling Shareholder of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be (each such condition, a “Termination Event”). In such event, the Selling Shareholder, the Company and the several Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 6 and 9 hereof).
          (d) If the Company or the Selling Shareholder determine that any of the conditions precedent described in this Section 7 is not or not any more fulfilled at any time after execution of this Agreement and prior to the Closing Date, or that a material adverse change pursuant to Section 12(a) has occurred, it shall notify the Representatives of such circumstances without undue delay.
     8. Conditions of the Obligations of the Selling Shareholder.
          The obligations of the Selling Shareholder to sell and deliver the portion of the Firm Sale Shares required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.
     9. Indemnification.
          (a) The Company agrees:
          (i) to indemnify and hold harmless each Underwriter, its affiliates (within the meaning of Rule 501(b) of Regulation D or Rule 405 under the Act, as applicable, and the term “affiliated” should be construed accordingly) and any person controlling, controlled by or under common control with each of them or any such person (within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act), including its employees, directors and officers (each, a “Relevant Party”), against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 14 herein and any such information in Free Writing Prospectuses; and
          (ii) to reimburse each Relevant Party upon demand for any legal or other out-of-pocket expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Offered Securities, whether or not such Relevant Party is a party to any action or proceeding, provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 14 herein and any such information in Free Writing Prospectuses. In the event that it is finally judicially determined that the Underwriters were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Underwriters will promptly return all sums that had been advanced pursuant hereto.
          (b) The Selling Shareholder agrees to indemnify each Relevant Party against any losses, claims, damages or liabilities to which such Underwriter or controlling person may become subject under the Act or otherwise to the same extent as indemnity is provided by the Company pursuant to Section 9(a) above; provided, however, that the aggregate liability of each Selling Shareholder pursuant to this Section 9(b) shall not exceed the aggregate net proceeds before expenses received by the Selling Shareholder from the Underwriters for the Offered Securities, provided, however, that the Selling Shareholder will only be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with information provided by the Selling Shareholder specifically for use therein, it being understood that the only such information provided by the Selling Shareholder consists of the information set forth relating to the Selling Shareholder and its controlling shareholders under the caption “Principal and Selling Shareholders” and the information set forth under the captions “Related Party Transaction—The Management KG and Our Management Equity Program” and “Related Party Transaction—Loan to Our Shareholder”.
          (c) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, the Selling Shareholder, each of its partners, directors, officers and employees and each person, if any, who controls the Company or the Selling Shareholder within the meaning of the Act (each, a “Selling Shareholder Relevant Party”), against any losses, claims, damages or liabilities to which the Company or any such director, officer or Selling Shareholder Relevant Party may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or Selling Shareholder Relevant Party in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 14 herein and any such information in Free Writing Prospectuses. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.
          (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 9, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing. No indemnification provided for in Section 9(a), (b) or (c) shall be available to any party who shall fail to give notice as provided in this Section 9(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 9(a), (b) or (c). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event that (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, including, but not limited to, any proceedings brought by an indemnified party pursuant to Section 9(a)(ii), be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties (in addition to any local counsel, provided however, that no more than one local counsel per jurisdiction shall be retained). Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 9(a) or (b) and by the Company and the Selling Shareholder in the case of parties indemnified pursuant to Section 9(c). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.
          (e) To the extent that the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under Section 9(a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other from the offering of the Offered Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholder bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholder on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
          The Company, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 9(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 9(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(e), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Offered Securities purchased by such Underwriter, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, and (iii) no Selling Shareholder shall be required to contribute any amount in excess of the proceeds received by such Selling Shareholder from the Underwriters in the offering. The Underwriters’ obligations in this Section 9(e) to contribute are several in proportion to their respective underwriting obligations and not joint.
          (f) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 9 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join it as an additional defendant in any such proceeding in which such other contributing party is a party.
          (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 9 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of

(i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of any Offered Securities and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, or any person controlling any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 9.
     10. Default by Underwriters.
          If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Offered Securities which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company or a Selling Shareholder), you, as Representatives of the Underwriters, shall use your reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company and the Selling Shareholder such amounts as may be agreed upon and upon the terms set forth herein, the Offered Securities which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the Offered Securities agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Offered Securities to be purchased on the Closing Date or the Option Closing date, as the case may be, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Offered Securities which they are obligated to purchase hereunder, to purchase the Offered Securities which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of shares of Offered Securities with respect to which such default shall occur exceeds 10% of the Offered Securities to be purchased on the Closing Date or the Option Closing Date, as the case may be, the Company and the Selling Shareholder or you as the Representatives of the Underwriters will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company or of the Selling Shareholder, except to the extent provided in Section 9 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 10, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representatives, may determine in order that the required changes in the Registration Statement, the General Disclosure Package or in the Prospectus or in any other documents or arrangements may be effected. The term “Underwriter” includes any person substituted for a defaulting Underwriter. Any action taken under this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.
     11. Notices.
          All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, telecopied or telegraphed and confirmed as follows: if to the Underwriters, to each of Deutsche Bank Securities Inc., 60 Wall Street, 4th Floor, New York, New York 10005 (fax: +1 212 797 8974), Attention: Equity Capital Markets Syndicate, with a copy to Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005, (fax: +1 212 797 4569) Attention: General Counsel; Goldman Sachs International, Peterborough Court, 133 Fleet Street, London, EC4A 2BB, United Kingdom (fax: +44 (0)20 7224 1550), Attention: Equity Capital Markets; J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax: +1 (212) 622-8358), Attention: Equity Syndicate Desk; if to Goldman, Sachs & Co. oHG to Goldman, Sachs & Co. oHG, Messe Turm, Friedrich-Ebert-Anlage 49 (fax: +49 (0) 69 7532 2800), attention: Equity Capital Markets; if to the Company, to Elster Group SE, Frankenstrasse 362, 45133

Essen, Federal Republic of Germany (fax +49 (201) 54 58 352), Attention: Thomas Preute; if to the Selling Shareholder, to 20 Avenue Monterey, L-2163 Luxembourg, Grand Duchy of Luxembourg (fax +352 270482 76), Attention: the Directors.
     12. Termination.
          This Agreement may be terminated by you by notice to the Selling Shareholder
          (a) at any time prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to Option Shares) if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, any change that would have a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of Germany or the United States would, in your judgment, make it impracticable or inadvisable to market the Offered Securities or to enforce contracts for the sale of the Offered Securities, or (iii) suspension of trading in securities generally on the New York Stock Exchange or the Nasdaq National Market or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such exchange, (iv) the declaration of a banking moratorium by United States or New York State authorities, (v) any downgrading, or placement on any watch list for possible downgrading, in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Exchange Act); (vi) the suspension of trading of the Company’s common stock by the New York Stock Exchange, the Commission, or any other governmental authority or, (vii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States; or
          (b) as provided in Sections 7 and 10 of this Agreement.
     13. Successors.
          This Agreement has been and is made solely for the benefit of the Underwriters, the Company and the Selling Shareholder and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Offered Securities from any Underwriter shall be deemed a successor or assign merely because of such purchase.
     14. Information Provided by Underwriters.
          The Company, the Selling Shareholder and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus consists of the information set forth in the fourth, sixth, fourteenth through twentieth and twenty - second paragraphs under the caption “Underwriting” in the Prospectus.
     15. Miscellaneous.

          (a) The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers or the Selling Shareholder or controlling person thereof, as the case may be, and (iii) delivery of and payment for the Offered Securities under this Agreement.
          (b) The Company and the Selling Shareholder acknowledge and agree that each Underwriter in providing investment banking services to the Company and the Selling Shareholder in connection with the offering, including in acting pursuant to the terms of this Agreement, has acted and is acting as an independent contractor and not as a fiduciary and the Company and the Selling Shareholder do not intend such Underwriter to act in any capacity other than as an independent contractor, including as a fiduciary or in any other position of higher trust.
          (c) In any proceeding brought by an indemnified party relating to the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, any supplement or amendment thereto, or in relation to or in connection with this Agreement, each of the Company and the Selling Shareholder irrevocably submits to the jurisdiction of the courts of any U.S. federal and state court located in the City of New York, and waives any objection to proceedings in such courts whether on the grounds that the proceedings have been brought in an inconvenient forum or otherwise. These submissions are made for the benefit of the Underwriters and shall not affect the right of the Underwriters to take proceedings in any other court of competent jurisdiction nor shall the taking of proceedings in one or more jurisdiction preclude the Underwriters from taking proceedings in any other jurisdiction (whether concurrently or not).
          The Company and the Selling Shareholder have appointed Elster Solutions, LLC, 208 South Rogers Lane, Raleigh, NC 27610 and CT Corporation System, Eighth Avenue, New York, NY 10011, respectively, as their respective authorized agent upon which process may be served in any such proceeding, and agrees that service of process in any manner permitted by applicable law upon such agent, and written notice of said service to each of the Company and the Selling Shareholder, as applicable, by the person serving the same to the address provided in Section 11, shall be deemed in every respect effective service of process upon each of the Company and the Selling Shareholder, as applicable, in any such proceeding. Each of the Company and the Selling Shareholder further agree to take any and all action as may be necessary to maintain such designation and appointment of such agents in full force and effect for a period of five years from the date of this Agreement, provided that following the appointment by each of the Company and the Selling Shareholder, as applicable, of a new agent upon whom process may be served in any such proceeding in lieu of any existing agent and the receipt of written notice by the Underwriters, each of the Company and the Selling Shareholder, as applicable, may terminate the appointment of any such existing agent.
          (d) In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.
          (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (f) This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law, but excluding conflicts of law rules.
          If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Selling Shareholder, the Company and the several Underwriters in accordance with its terms.

          Any person executing and delivering this Agreement as attorney-in-fact for the Selling Shareholder represents by so doing that he has been duly appointed as attorney-in-fact by the Selling Shareholder pursuant to a validly existing and binding power of attorney which authorizes such attorney-in-fact to take such action.

Very truly yours,

ELSTER GROUP SE

By:
Name:
Title:

By:
Name:
Title:

REMBRANDT HOLDINGS S.A.

By:
Name:
Title:

By:
Name:
Title:

          The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.
DEUTSCHE BANK SECURITIES INC.
As Representative of the several Underwriters listed on
Schedule I
By: Deutsche Bank Securities Inc.

By:
Authorized Officer

By:
Authorized Officer
GOLDMAN SACHS INTERNATIONAL
As Representative of the several Underwriters listed on
Schedule I
By: Goldman Sachs International

By:
Authorized Officer
J.P. MORGAN SECURITIES LLC
As Representative of the several Underwriters listed on
Schedule I
By: J.P. Morgan Securities LLC

By:
Authorized Officer

SCHEDULE I
Schedule of Underwriters

Number of Firm Sale Shares
Underwriter	to be purchased
Deutsche Bank Securities Inc.	[•]
Goldman Sachs International	[•]
J.P. Morgan Securities LLC	[•]
Canaccord Genuity Inc.	[•]
Piper Jaffray & Co.	[•]
Robert W. Baird & Co. Incorporated	[•]
Stephens Inc.	[•]
[•]

Total	[•]

SCHEDULE II
          The following Issuer Free Writing Prospectus, which includes pricing terms and information for this public offering, is expected to be filed with the SEC on [•], 2011:

     General Use Free Writing Prospectus, as defined in the Agreement, shall include each of the following documents:
     • Issuer Free Writing Prospectus filed with the SEC on [•];

EXHIBIT A
FORM OF GLOBAL SHARE CERTIFICATE
ELSTER GROUP SE
Essen
GLOBALURKUNDE
über
[     ] auf den Namen der ______________________
lautende Stammaktien mit einem Nennbetrag in Höhe von je EUR 1,00
Aktiennummern [     ] — [     ]
Diese Globalurkunde ist ausschließlich zur Verwahrung bei der [     ], Frankfurt am Main, bestimmt.
Zu dieser Globalurkunde wurde kein Globalgewinnanteilschein ausgefertigt.
Die in der Globalurkunde verbrieften Aktien nehmen vom Beginn des Geschäftsjahres, in dem die Ausgabe erfolgt, am Gewinn teil.
Essen, im [     ] 2011
ELSTER GROUP SE

Der Verwaltungsrat	Die geschäftsführenden Direktoren

Vorsitzender

MUSTER BLANKOINDOSSAMENT
Globalurkunde Nr. [     ] über [     ] auf den Namen der [     ] lautende Namensaktien.
BLANKOINDOSSAMENT FÜR DIE UMSEITIGE GLOBALURKUNDE
[Firma des Indossanten; Firmenstempel]

Ort, Datum	[Name]	[Name]

EXHIBIT B
LOCK-UP AGREEMENT
REMBRANDT HOLDINGS S.A.
[   ], 2011
Elster Group SE
Deutsche Bank Securities Inc.
Goldman Sachs International
J.P. Morgan Securities LLC
As Representatives of the
           Several Underwriters
c/o Deutsche Bank Securities Inc.
60 Wall Street, 4th Floor
New York, New York 10005
Ladies and Gentlemen:
The undersigned understands that Deutsche Bank Securities Inc., Goldman Sachs International, and J.P. Morgan Securities LLC, as representatives (the “Representatives”) of the several underwriters (the “Underwriters”), propose to enter into an underwriting agreement (the “Underwriting Agreement”) with Elster Group SE (the “Company”), providing for the public offering by the Underwriters, including the Representatives, of American Depository Shares (the “ADSs”), each representing one fourth of an ordinary share of the Company’s common stock, nominal value €1.00 per ordinary share (the “Ordinary Shares” and, together with the ADSs, the “Offered Securities”) of the Company (the “Public Offering”).
To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned agrees that, without the prior written consent of each of the Representatives, the undersigned will not, directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any Offered Securities of the Company (including, without limitation, the Offered Securities of the Company which may be deemed to be beneficially owned by the undersigned on the date hereof in accordance with the rules and regulations of the Securities and Exchange Commission, shares of the Company’s common stock which may be issued upon exercise of a stock option or warrant and any other security convertible into or exchangeable for Offered Securities) or enter into any swap, hedge or other agreement relating to the Offered Securities that transfers or agrees to transfer (conditionally or unconditionally), in whole or in part, the economic consequences of ownership of the Offered Securities during the period specified in the following paragraph (the “Lock-Up Period”).

The initial Lock-Up Period will commence on the date hereof and continue until, and include, the date that is 90 days after the date of the final prospectus relating to the Public Offering (the “Initial Lock-Up Period”), provided, however, that if (a) during the last seventeen days of the Initial Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (b) prior to the expiration of the Initial Lock-Up Period, the Company announces that it will release earnings results during the sixteen-day period following the last day of the Initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the eighteen-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be, unless each of the Representatives waives, in writing, such extension.
Notwithstanding the foregoing, the Lock-Up Period shall not apply to (A) the Offered Securities to be sold by the undersigned pursuant to the Underwriting Agreement and (B) transfers of shares of common stock as a bona fide gift or gifts; provided that in the case of any transfer or distribution pursuant to clause (B), each donee or distributee shall execute and deliver to each of the Representatives a lock-up letter in the form of this paragraph; and provided, further, that in the case of any transfer or distribution pursuant to clause (B), no filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934, as amended, or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution.
The undersigned agrees that the Company may, and that the undersigned will, (i) with respect to any Offered Securities or other Company securities for which the undersigned is the record holder, cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company and (ii) with respect to any Offered Securities or other Company securities for which the undersigned is the beneficial holder but not the record holder, cause the record holder of such securities to cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company.
In addition, the undersigned hereby waives any and all notice requirements and rights with respect to registration of securities pursuant to any agreement, understanding or otherwise setting forth the terms of any security of the Company held by the undersigned, including any registration rights agreement to which the undersigned and the Company may be party; provided that such waiver shall apply only to the proposed Public Offering, and any other action taken by the Company in connection with the proposed Public Offering.
The undersigned hereby agrees that, to the extent that the terms of this Lock-Up Agreement conflict with or are in any way inconsistent with any registration rights agreement to which the undersigned and the Company may be a party, this Lock-Up Agreement supersedes such registration rights agreement.
The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
[remainder of page intentionally left blank]

Notwithstanding anything herein to the contrary, if the (i) pricing of the Public Offering has not occurred prior to [ ], 2011, (ii) Public Offering does not close thereafter in accordance with the terms of the Underwriting Agreement, or (iii) Representatives, the Company and the selling shareholder in the Public Offering earlier agree in writing not to proceed with the Public Offering such that it would not price by such date, this agreement shall be of no further force or effect.

Signature:

Print Name:

Number of shares owned	Certificate numbers:
subject to warrants, options or convertible securities:

EXHIBIT C
LOCK-UP AGREEMENT
NACHTWACHE METERING MANAGEMENT VERMÖGENSVERWALTUNGS GMBH & CO. KG
[   ], 2011
Elster Group SE
Deutsche Bank Securities Inc.
Goldman Sachs International
J.P. Morgan Securities LLC
As Representatives of the
          Several Underwriters
c/o Deutsche Bank Securities Inc.
60 Wall Street, 4th Floor
New York, New York 10005
Ladies and Gentlemen:
The undersigned understands that Deutsche Bank Securities Inc., Goldman Sachs International, and J.P. Morgan Securities LLC, as representatives (the “Representatives”) of the several underwriters (the “Underwriters”), propose to enter into an underwriting agreement (the “Underwriting Agreement”) with Elster Group SE (the “Company”), providing for the public offering by the Underwriters, including the Representatives, of American Depository Shares (the “ADSs”), each representing one fourth of an ordinary share of the Company’s common stock, nominal value €1.00 per ordinary share (the “Ordinary Shares” and, together with the ADSs, the “Offered Securities”) of the Company (the “Public Offering”).
To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned agrees that, without the prior written consent of each of the Representatives, the undersigned will not, directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any Offered Securities of the Company (including, without limitation, the Offered Securities of the Company which may be deemed to be beneficially owned by the undersigned on the date hereof in accordance with the rules and regulations of the Securities and Exchange Commission, shares of the Company’s common stock which may be issued upon exercise of a stock option or warrant and any other security convertible into or exchangeable for Offered Securities) or enter into any swap, hedge or other agreement relating to the Offered Securities that transfers or agrees to transfer (conditionally or unconditionally), in whole or in part, the economic consequences of ownership of the Offered Securities during the period specified in the following paragraph (the “Lock-Up Period”).

The initial Lock-Up Period will commence on the date hereof and continue until, and include, the date that is 90 days after the date of the final prospectus relating to the Public Offering (the “Initial Lock-Up Period”), provided, however, that if (a) during the last seventeen days of the Initial Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (b) prior to the expiration of the Initial Lock-Up Period, the Company announces that it will release earnings results during the sixteen-day period following the last day of the Initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the eighteen-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be, unless each of the Representatives waives, in writing, such extension.
Notwithstanding the foregoing, the Lock-Up Period shall not apply to (A) the distribution of shares of common stock held by the undersigned to limited partners of the undersigned following a resolution of Nachtwache Metering Management Vermögensverwaltungs GmbH & Co. KG’s limited partners regarding the dissolution (Auflösung) of the undersigned, including for the avoidance of doubt, a real portioning (Realteilung) of the undersigned, and (B) transfers of shares of common stock as a bona fide gift or gifts; provided that in the case of any transfer or distribution pursuant to clause (B), each donee or distributee shall execute and deliver to each of the Representatives a lock-up letter in the form of this paragraph; and provided, further, that in the case of any transfer or distribution pursuant to clause (B), no filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934, as amended, or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution.
The undersigned agrees that the Company may, and that the undersigned will, (i) with respect to any Offered Securities or other Company securities for which the undersigned is the record holder, cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company and (ii) with respect to any Offered Securities or other Company securities for which the undersigned is the beneficial holder but not the record holder, cause the record holder of such securities to cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company.
In addition, the undersigned hereby waives any and all notice requirements and rights with respect to registration of securities pursuant to any agreement, understanding or otherwise setting forth the terms of any security of the Company held by the undersigned, including any registration rights agreement to which the undersigned and the Company may be party; provided that such waiver shall apply only to the proposed Public Offering, and any other action taken by the Company in connection with the proposed Public Offering.
The undersigned hereby agrees that, to the extent that the terms of this Lock-Up Agreement conflict with or are in any way inconsistent with any registration rights agreement to which the undersigned and the Company may be a party, this Lock-Up Agreement supersedes such registration rights agreement.
The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
[remainder of page intentionally left blank]

Notwithstanding anything herein to the contrary, if the (i) pricing of the Public Offering has not occurred prior to [ ], 2011, (ii) Public Offering does not close thereafter in accordance with the terms of the Underwriting Agreement, or (iii) Representatives, the Company and the selling shareholder in the Public Offering earlier agree in writing not to proceed with the Public Offering such that it would not price by such date, this agreement shall be of no further force or effect.

Signature:

Print Name:

Number of shares owned	Certificate numbers:
subject to warrants, options or convertible securities:

EXHIBIT D
LOCK-UP AGREEMENT
CERTAIN OFFICERS AND DIRECTORS OF THE COMPANY AND
NACHTWACHE RESERVE GMBH
[   ], 2011
Elster Group SE
Deutsche Bank Securities Inc.
Goldman Sachs International
J.P. Morgan Securities LLC
As Representatives of the
           Several Underwriters
c/o Deutsche Bank Securities Inc.
60 Wall Street, 4th Floor
New York, New York 10005
Ladies and Gentlemen:
The undersigned understands that Deutsche Bank Securities Inc., Goldman Sachs International, and J.P. Morgan Securities LLC, as representatives (the “Representatives”) of the several underwriters (the “Underwriters”), propose to enter into an underwriting agreement (the “Underwriting Agreement”) with Elster Group SE (the “Company”), providing for the public offering by the Underwriters, including the Representatives, of American Depository Shares (the “ADSs”), each representing one fourth of an ordinary share of the Company’s common stock, nominal value €1.00 per ordinary share (the “Ordinary Shares” and, together with the ADSs, the “Offered Securities”) of the Company (the “Public Offering”).
To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned agrees that, without the prior written consent of each of the Representatives, the undersigned will not, directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any Offered Securities of the Company (including, without limitation, the Offered Securities of the Company which may be deemed to be beneficially owned by the undersigned on the date hereof in accordance with the rules and regulations of the Securities and Exchange Commission, shares of the Company’s common stock which may be issued upon exercise of a stock option or warrant, any other security convertible into or exchangeable for Offered Securities and any share of the Company’s common stock received upon dissolution of Nachtwache Metering Management Vermögensverwaltungs GmbH & Co. KG) or enter into any swap, hedge or other agreement relating to the Offered Securities that transfers or agrees to transfer (conditionally or unconditionally), in whole or in part, the economic consequences of ownership of the Offered Securities during the period specified in the following paragraph (the “Lock-Up Period”).

The initial Lock-Up Period will commence on the date hereof and continue until, and include, the date that is 90 days after the date of the final prospectus relating to the Public Offering (the “Initial Lock-Up Period”), provided, however, that if (a) during the last seventeen days of the Initial Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (b) prior to the expiration of the Initial Lock-Up Period, the Company announces that it will release earnings results during the sixteen-day period following the last day of the Initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the eighteen-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be, unless each of the Representatives waives, in writing, such extension.
Notwithstanding the foregoing, the Lock-Up Period shall not apply to transfers of shares of common stock as a bona fide gift or gifts; provided that in the case of any transfer or distribution of shares of common stock as a bona fide gift or gifts, each donee or distributee shall execute and deliver to each of the Representatives a lock-up letter in the form of this paragraph; and provided, further, that in the case of any transfer or distribution of shares of common stock as a bona fide gift or gifts, no filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934, as amended, or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution.
The undersigned agrees that the Company may, and that the undersigned will, (i) with respect to any Offered Securities or other Company securities for which the undersigned is the record holder, cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company and (ii) with respect to any Offered Securities or other Company securities for which the undersigned is the beneficial holder but not the record holder, cause the record holder of such securities to cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company.
In addition, the undersigned hereby waives any and all notice requirements and rights with respect to registration of securities pursuant to any agreement, understanding or otherwise setting forth the terms of any security of the Company held by the undersigned, including any registration rights agreement to which the undersigned and the Company may be party; provided that such waiver shall apply only to the proposed Public Offering, and any other action taken by the Company in connection with the proposed Public Offering.
The undersigned hereby agrees that, to the extent that the terms of this Lock-Up Agreement conflict with or are in any way inconsistent with any registration rights agreement to which the undersigned and the Company may be a party, this Lock-Up Agreement supersedes such registration rights agreement.
The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
[remainder of page intentionally left blank]

Notwithstanding anything herein to the contrary, if the (i) pricing of the Public Offering has not occurred prior to [ ], 2011, (ii) Public Offering does not close thereafter in accordance with the terms of the Underwriting Agreement, or (iii) Representatives, the Company and the selling shareholder in the Public Offering earlier agree in writing not to proceed with the Public Offering such that it would not price by such date, this agreement shall be of no further force or effect.

Signature:

Print Name:

Number of shares owned	Certificate numbers:
subject to warrants, options or convertible securities: